Summary Prospectus Supplement

March 30, 2015

Morgan Stanley Institutional Fund, Inc.

Supplement dated March 30, 2015 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2014

Select Global Infrastructure Portfolio (the "Portfolio")

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund"), on behalf of the Portfolio, had previously approved changing the Portfolio's name to "Global Infrastructure Portfolio" upon the completion of a merger with Morgan Stanley Global Infrastructure Fund. The merger was completed on March 30, 2015 and, accordingly, effective immediately, the Summary Prospectus is revised as follows:

All references to "Select Global Infrastructure Portfolio" in the Summary Prospectus are hereby deleted and replaced with "Global Infrastructure Portfolio."

Please retain this supplement for future reference.

  SU-MSIF-21-SPT-0415